UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On July 9, 2019, Inpixon entered into a Share Purchase Agreement (the “Purchase Agreement”), with Inpixon Canada Inc., a wholly owned subsidiary of Inpixon (the “Purchaser”), Jibestream Inc., a British Columbia corporation (“Jibestream”), each of the persons set forth on Exhibit A of the Purchase Agreement (each, a “Vendor” and collectively, the “Vendors”) and Chris Weigand, as a Vendor and Vendors’ representative (the “Vendors’ Representative”), pursuant to which the Purchaser will acquire all of the issued and outstanding shares of Jibestream (the “Shares”) on the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement (the “Transaction”). As a result of the Transaction, Jibestream will become an indirect, wholly owned subsidiary of Inpixon.

Subject to the terms and conditions of the Purchase Agreement, the Purchaser will purchase the Shares in exchange for consideration consisting of: (i) CAD $5,000,000 (the “Cash Consideration”), plus an amount equal to all cash and cash equivalents held by Jibestream at the closing of the Transaction (the “Closing”), minus, if a negative number, the absolute value of the Estimated Working Capital Adjustment (as defined in the Purchase Agreement), minus any amounts loaned by the Purchaser to Jibestream to settle any Indebtedness (as defined in the Purchase Agreement) or other fees, minus any cash payments to the holders of outstanding options to settle any in-the-money options (the “Option Payout”), minus the deferred revenue costs of $150,000, and minus the costs associated with the audit and review of the financial statements of Jibestream required by the Purchase Agreement (collectively, the “Estimated Cash Closing Amount”); plus (ii) a number of shares of common stock of Inpixon, par value USD $0.001 (the “Inpixon Shares”), equal to CAD $3,000,000 divided by the lesser of (a) the price per share at which shares of Inpixon’s common stock are issued in the Financing (as defined below), and (b) the average closing price of Inpixon’s common stock as reported or quoted by the Nasdaq Stock Market for the five trading days immediately preceding the Closing (the “Price Per Share”). To the extent that the Estimated Cash Closing Amount is a negative number, the number of Inpixon Shares will be reduced by the Estimated Cash Closing Amount divided by the Price Per Share. Collectively, the Inpixon Shares and the Cash Consideration represent the “Purchase Price.”

To the extent that approval by the stockholders of Inpixon for the issuance of the Inpixon Shares is required by applicable Nasdaq listing rules and is not obtained prior to August 30, 2019, the Purchaser will pay the portion of the Purchase Price representing the Inpixon Shares in cash, and the references to the Holdback Amount (as defined below) set forth in the Purchase Agreement will refer to the corresponding cash amount paid pursuant to the foregoing.

Indemnification

The Purchaser will retain an amount of Inpixon Shares representing fifteen percent (15%) of the value of the Purchase Price (the “Holdback Amount”) to secure the indemnification and other obligations of the Vendors in favor of the Purchaser arising out of or pursuant to Article VIII of the Purchase Agreement and, at the option of the Purchaser, to secure the obligation of the Vendors’ to pay any adjustment to the Purchase Price pursuant to Section 2.5 of the Purchase Agreement. The Holdback Amount is to be governed by the terms and conditions set out in Section 2.6 of the Purchase Agreement, and is to be paid to the Vendors in whole or in part, or retained by the Purchaser in whole or in part, subject to the terms and conditions set out therein.

Closing Conditions

The Closing will occur on (i) the date that is five (5) business days following the closing of an offering by Inpixon of equity or equity-linked securities of Inpixon in which aggregate gross proceeds of at least $15 million, or such other amount mutually agreed to by Jibestream and Inpixon, have been raised (the “Financing”), or (ii) such other date that is agreed to by the parties to the Purchase Agreement (either date, the “Closing Date”).

The Purchase Agreement contains standard conditions that must be fulfilled or be waived prior to the Closing. Among other conditions, prior to the Closing: (i) Inpixon must have closed the Financing, (ii) the Inpixon Shares must have been approved for listing on the Nasdaq Stock Market, and if required by applicable Nasdaq listing rules, must have been approved by Inpixon’s stockholders, and (iii) receipt of adoption agreements relating to the Purchase Agreement from each Vendor in a form acceptable to Inpixon and the Purchaser.

Registration Statement

On or before the thirtieth (30th) day from the Closing Date (the “Filing Date”), Inpixon will file an “evergreen” shelf registration statement on Form S-1 or Form S-3 pursuant to Rule 415 under the Securities Act of 1933 (the “Securities Act”), providing for an offering of the Inpixon Shares issued pursuant to the Purchase Agreement on a continuous basis (the “Registration Statement”) and will use best efforts to cause the Registration Statement to become effective no later than the date that is 30 days after the Filing Date, and in any event as soon as practicable after such filing.

Continued Listing of Inpixon Common Stock

Following the Closing, Inpixon will use commercially reasonable efforts to maintain the listing of its common stock on a national securities exchange or, if Inpixon is no longer eligible to maintain such listing, Inpixon will take commercially reasonable efforts to make its common stock available for quotation and trading on the over-the-counter markets.

Non-Competition and Non-Solicitation

For a period of two years commencing on the Closing Date, and subject to certain customary carve-outs, Chris Weigand will not, and will not permit any of his Affiliates (as defined in the Purchase Agreement) to, directly or indirectly:

(A)               (i) engage in or assist others in engaging in a business that directly competes with the Business (as defined in the Purchase Agreement) in Canada, the United States, the Middle East and Australia (collectively, the “Territory”); (ii) have an interest in any Person that engages directly or indirectly in a business that directly competes with the Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) intentionally interfere in any material respect with the business relationships between Jibestream and customers or suppliers of the Jibestream;

(B)               hire or solicit any individual employed by Jibestream as of the date of the Purchase Agreement (each, an “Employee”) or encourage any Employee to leave his or her employment or hire any Employee who has left such employment, except pursuant to general advertisements, posts or similar solicitations or activities that are not directed specifically to any such Employees; and

(C)               solicit or entice, or attempt to solicit or entice, any clients or customers of Jibestream or potential clients or customers of Jibestream for purposes of diverting their business or services from Jibestream.

Capital Contribution

Inpixon has agreed to make a capital contribution to the Purchaser in an amount equal to the Estimated Cash Closing Amount and the fair market value of the Inpixon Shares at the time the Inpixon Shares are issued (the “Capital Contribution”) and Inpixon will pay the Capital Contribution by issuing the Inpixon Shares to the applicable Vendors.

Other Provisions

The Purchase Agreement also includes representations, warranties, covenants and indemnifications made by the parties that are customary for agreements of this type.

Inpixon intends to issue the Inpixon Shares described herein (a) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act for private transactions and (b) in reliance on an exemption from registration provided by Regulation S of the Securities Act inasmuch as the Vendors are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) and the requirements of Rule 903 under the Securities Act were otherwise met.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Exchange Agreement

On July 11, 2019, Inpixon and the holder (the “Note Holder”) of that certain outstanding promissory note, issued on October 12, 2018 (as amended, supplemented or otherwise modified, the “Original Note”), with a remaining outstanding balance of $214,806.81 as of July 11, 2019, entered into an exchange agreement, pursuant to which Inpixon and the Note Holder agreed to (i) partition a new promissory note in the form of the Original Note in the original principal amount equal to $214,806.81 and then cause the remaining outstanding balance to be reduced by $214,806.81; and (ii) exchange the partitioned note for the delivery of 403,772 shares of Inpixon’s common stock at an effective price per share equal to $0.532. The shares of common stock will be delivered to the Note Holder on or before July 12, 2019 and the exchange will occur with the Note Holder surrendering the partitioned note to Inpixon on the date when the shares of common stock are approved and held by the Note Holder’s brokerage firm for public resale. Following such partition of the Original Note, the Original Note will be deemed paid in full, will be automatically deemed canceled, and will not be reissued.

The offer and sale of the shares of common stock was not registered under the Securities Act in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the shares of common stock are being issued in exchange for the partitioned note which is another outstanding security of Inpixon; (b) there is no additional consideration of value being delivered by the Note Holder in connection with the exchange; and (c) there are no commissions or other remuneration being paid by Inpixon in connection with the exchange.

The foregoing description of the exchange agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the exchange agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 3.02, is incorporated herein by reference.

As of July 11, 2019, Inpixon has issued and outstanding (i) 14,195,201 shares of common stock, which includes the issuance of the shares of common stock pursuant to the exchange agreement, (ii) 1 share of Series 4 Convertible Preferred Stock which is convertible into 202 shares of common stock, (iii) 126 shares of Series 5 Convertible Preferred Stock which are convertible into approximately 37,838 shares of common stock (subject to rounding for fractional shares), and (iv) warrants to purchase up to 112,800 shares of common stock issued on January 15, 2019 in connection with Inpixon’s rights offering, exercisable at $3.33 per share.

Item 7.01	Regulation FD Disclosure.

On July 10, 2019, Inpixon issued a press release announcing the signing of the Purchase Agreement with Jibestream and released frequently asked questions regarding the Transacion (“FAQs”), which FAQs were made available on its website. Copies of the press release and the FAQs are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information presented in Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless Inpixon specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the benefits of the Transaction. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While Inpixon believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Inpixon’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to Inpixon’s filings with the U.S. Securities Exchange Commission (the “SEC”). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Inpixon assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To the extent required by Item 9.01(a), Inpixon intends to file the financial statements of Jibestream as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

To the extent required by Item 9.01(b), Inpixon intends to file the pro forma financial information of Inpixon and Jibestream as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated July 9, 2019, by and among Inpixon, Inpixon Canada, Inc., Jibestream Inc., the Vendors, and Chris Weigand, in his capacity as the Vendors’ Representative.

10.1	Exchange Agreement, dated as of July 11, 2019, by and between Inpixon and Iliad Research and Trading, L.P.

99.1**	Press Release, dated July 10, 2019.

99.2**	Frequently Asked Questions Regarding Inpixon’s Acquisition of Jibestream Inc.

* Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Inpixon hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: July 11, 2019	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer